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                                                                    Exhibit 10.9

                              EXCHANGE AGREEMENT

     This Exchange Agreement dated as of January 20, 1999, is entered into by and between AmerInst Insurance Group, Inc., a Delaware corporation ("AIIG"), and AmerInst Insurance Group, Ltd., a Bermuda company ("AIIG Limited"). As used herein, "Constituent Corporations" shall mean AIIG and AIIG Limited.

                                   RECITALS

     A. The parties hereto desire to effect an exchange, as a result of which AIIG will receive 332,331 common shares, par value $1.00, of AIIG Limited ("AIIG Limited Stock"), and AIIG Limited will receive all of the assets, and assume all of the liabilities, of AIIG.

     B. The respective Boards of Directors of AIIG and AIIG Limited deem it advisable and in the best interests to the shareholders of such corporations to enter into this Agreement and have approved this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein set forth and subject to the terms and conditions hereof, the parties agree as follows:

     1. The Exchange; Effect of the Exchange. At the Effective Time of the Exchange (as hereinafter defined), the assets and liabilities of AIIG (including 12,000 shares of AIIG Limited Stock, which will be canceled) shall be exchanged for 332,331 shares of AIIG Limited Stock (the "Exchange"), and thereafter (i) AIIG Limited shall remain a wholly-owned subsidiary of AIIG and (ii) AIIG Limited shall own all of the assets and be obligated with respect to all of the liabilities of AIIG.

     2. Effective Time of the Exchange. The Exchange shall become effective at such time as the parties shall agree, reasonably promptly after this Agreement shall have been adopted by the stockholders of AIIG in accordance with the requirements of the laws of the State of Delaware. The time when the Exchange shall become effective is herein called the "Effective Time of the Exchange."

     3. Meetings of the Shareholders.

        (a) AIIG Limited shall call a special meeting of its shareholders (the "Special Bermuda Meeting") prior to the Effective Time of the Exchange to be held in accordance with the laws of Bermuda to consider and vote upon the Exchange. The parties hereto acknowledge and agree that AIIG Limited's shareholders may approve the Exchange by unanimous written consent in lieu of holding and voting at the Special Bermuda Meeting.

        (b) AIIG shall call a special meeting of its shareholders (the "Special Delaware Meeting") prior to the Effective Time of the Exchange to be held in accordance with the laws of the State of Delaware to consider and vote upon the Exchange.

     4. Representations and Warranties of AIIG Limited.

    AIIG Limited represents and warrants to AIIG as follows:

       (a) Organization; Good Standing.

       AIIG Limited is a company duly organized, validly existing and in good standing under the laws of Bermuda, with all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

       (b) Capitalization.

       The authorized capital of AIIG Limited consists of US $500,000, divided into 500,000 shares of AIIG Limited Stock, par value US $1.00. As of the date hereof, there are 12,000 shares of AIIG Limited Stock outstanding, all of which are held by AIIG.

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       (c) Authority.

       AIIG Limited has taken, or will have taken prior to the Effective Time of the Exchange, all necessary action to approve this Agreement and the performance of its obligations hereunder. The issuance and delivery by AIIG Limited of shares of AIIG Limited Stock in connection with the Exchange have been duly and validly authorized by all necessary action on the part of AIIG Limited, except for the approval of its shareholders referred to in Section 3(a). The shares of AIIG Limited Stock to be issued in connection with the Exchange, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

       (d) Compliance with Other Instruments.

       Subject to the shareholders' approval referred to in Section 3(a) hereof, neither the execution or the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or result in any violation of, or constitute a default under, the provisions of the Memorandum of Association or Bye-laws of AIIG Limited or any material agreement, mortgage or indenture by which AIIG Limited is bound.

       (e) Binding Agreement.

       Subject to the shareholder's approval referred to in Section 3(a) hereof, this Agreement constitutes a valid and legally binding agreement of AIIG Limited, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency and similar laws affecting creditors rights generally and by general principles of equity.

     5. Representations and Warranties of AIIG.

     AIIG represents and warrants to AIIG Limited as follows:

       (a) Organization; Good Standing.

       AIIG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power to enter into and perform its obligations hereunder.

       (b) Authority.

       AIIG has taken, or will have taken prior to the Effective Time of the Exchange, all necessary corporate action to approve this Agreement and the performance of its obligations hereunder.

       (c) Title.

       AIIG has good title to all of the assets to be transferred to AIIG Limited pursuant to Section 1 hereof.

       (d) Compliance with Other Instruments.

       Subject to the shareholders' approval referred to in Section 3(b) hereof, neither the execution or the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or result in any violation of, or constitute a default under, the provisions of the Articles of Incorporation or Bylaws of AIIG or any material agreement, mortgage or indenture by which AIIG is bound.

       (e) Binding Agreement.

       This Agreement constitutes a valid and legally binding agreement of AIIG, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency and similar laws affecting creditors rights generally and by general principles of equity.

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     6. Covenants.

        (a) Carry On In Regular Course.

        During the period from the date of this Agreement to the Effective Time of the Exchange, AIIG and its subsidiaries shall use all reasonable efforts to conduct their business in the ordinary course, repair and maintain all their tangible property and assets in accordance with generally accepted repair and maintenance standards, continue in force their existing insurance and shall not enter into any transaction which if effected before the date of this Agreement would constitute a breach of the representations, warranties or agreements contained herein. AIIG and AIIG Limited and their respective subsidiaries will not after the date hereof, except with the prior written consent of the other party, in the case of AIIG, amend its Articles of Incorporation or Bylaws and in the case of AIIG Limited, amend its Memorandum of Association or Bylaws, or make any change in authorized capital stock.

        (b) Registration Statement.

        AIIG and AIIG Limited shall jointly prepare and file with the SEC as soon as practicable a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the AIIG Limited Stock issuable in the Exchange, which Registration Statement shall also serve as the proxy statement with respect to the meeting of the shareholders of AIIG to approve the Exchange, and any other matters which may be described therein (the "Proxy Statement/Prospectus"). AIIG and AIIG Limited shall use all reasonable efforts to have the Proxy Statement/Prospectus declared effective by the SEC as promptly as practicable. AIIG and AIIG Limited shall use their best efforts to obtain, prior to the effective date of the Proxy Statement/Prospectus, all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement and will pay all expenses incident thereto. The Proxy Statement/Prospectus, when declared effective by the SEC, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (c) Further Action.

        Each party hereto shall, subject to the fulfillment at or before the Effective Time of the Exchange of each of the conditions of performance set forth herein or the waiver thereof, perform such further acts and execute such documents as may be reasonably required to effectuate the Exchange.

     7. Conditions Precedent to the Obligations of AIIG Limited.

     All obligations of AIIG Limited to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of the Exchange, of each of the following conditions:

        (a) The representations and warranties of AIIG contained herein shall be true in all material respects on and as of the date of the Effective Time of the Exchange with the same force and effect as though made on and as of such date, except as affected by transactions contemplated hereby, and AIIG shall have performed or complied in all material respects with its agreements and covenants required by this Agreement to be performed by it at or prior to the Closing Date (as hereinafter defined).

        (b) This Agreement shall have been approved and adopted by the shareholders of AIIG in accordance with the laws of the State of Delaware.

        (c) No suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or which might materially and adversely affect the value of the assets and business of AIIG.

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        (d) No material adverse change in the business or financial position or value of assets of AIIG shall have occurred.

        (e) At the Closing, AIIG shall have delivered to AIIG Limited an opinion, dated as of the Closing Date, of Altheimer & Gray, in the form to be agreed.

        (f) The Registration Statement contemplated by Section 6(b) shall have become effective and no stop order thereto shall be in effect.

        (g) AIIG and AIIG Limited shall have received the authorization for the Exchange and for certain transactions incident thereto of each of the governmental entities set forth on Schedule 7(g).

     8. Conditions Precedent to the Obligations of AIIG.

     All obligations of AIIG to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of the Exchange, of each of the following conditions:

        (a) The representations and warranties of AIIG Limited contained herein shall be true in all material respects on and as of the date of the Effective Time of Exchange with the same force and effect as though made on and as of such date, except as affected by transactions contemplated hereby, and AIIG Limited shall have performed or complied in all material respects with its agreements and covenants required by this Agreement to be performed by it at or prior to the Closing Date.

        (b) This Agreement shall have been approved and adopted by the shareholders of AIIG in accordance with the laws of the State of Delaware.

        (c) No suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or which might materially and adversely affect the value of the assets and business of AIIG Limited.

        (d) No material adverse change in the business or financial position or value of assets of AIIG Limited shall have occurred.

        (e) At the Closing, AIIG Limited shall have delivered to AIIG an opinion of Conyers, Dill & Pearman, dated as of the Closing Date, in the form to be agreed.

        (f) The Registration Statement contemplated by Section 7(b) shall have become effective and no stop order thereto shall be in effect.

        (g) AIIG and AIIG Limited shall have received the authorization for the Exchange and for certain transactions incident thereto of each of the governmental entities set forth on Schedule 7(g).

     9. Termination.

        (a) This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Effective Time of the Exchange, before or after the approval of this Agreement by the shareholders of AIIG or AIIG Limited, by the mutual consent of AIIG and AIIG Limited.

        (b) This Agreement may be terminated and the Exchange may be abandoned by action of the Board of Directors of either AIIG or AIIG Limited at any time prior to the Effective Time of the Exchange, before or after the approval of this Agreement by shareholders of AIIG or AIIG Limited, if: (i) the Exchange shall not have become effective by December 31, 1999, or (ii) any statute, rule or regulation shall have been enacted or promulgated by any government or governmental agency which makes consummation of the Exchange illegal or impractical.

        (c) In the event of termination of this Agreement and abandonment of the Exchange pursuant to this Section, no party hereto (or any of its directors or officers) shall have any liability or further

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    obligation to any other party to this Agreement, except that nothing herein will relieve any party from liability for any breach of this Agreement.

     10. Closing.

     Simultaneously with the Effective Time of the Exchange, the closing of the Exchange (the "Closing") shall take place at the offices of Altheimer & Gray, 10 South Wacker Drive, Suite 4000, Chicago, Illinois 60606, or at such other time and date as the parties may mutually agree. The date of the Closing is referred to herein as the "Closing Date."

     11. Waivers and Notices.

     Any failure by any party to this Agreement to comply with any of its obligations, agreements or covenants hereunder may be waived by AIIG Limited in the case of a default by AIIG and by AIIG in the case of a default by AIIG Limited. All waivers under this Agreement and all notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given when received by AIIG at P.O. Box 1330, Montpelier, Vermont 05601 and AIIG Limited at Clarendon House, 2 Church Street, Hamilton, Bermuda HM 11.

     12. Miscellaneous.

     This Agreement may not be amended or terminated except by a writing signed by a duly authorized officer of the party against whom such amendment or termination is asserted. This Agreement, together with the other writings delivered in connection herewith, embody the entire agreement and understanding of the parties hereto and supersede any prior agreement and understanding between the parties. The section headings contained in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         Amerinst Insurance Group, Inc.

                                         --------------------------------------
                                         By:
                                         Its:

                                         Amerinst Insurance Group, Ltd.

                                         --------------------------------------
                                         By:
                                         Its:

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                                 SCHEDULE 7(g)

Illinois Department of Insurance
Minister of Finance in Bermuda
Controller of Foreign Exchange in Bermuda

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